Exhibit 10.4

AMENDED AND RESTATED SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT, dated as of August 16, 2007 (this “Subordination Agreement”), by and among Universal Property and Development Acquisition Corporation, a Nevada Corporation (“UPDA”) whose principal place of business is located at 124 N. Church Street, Jacksboro, TX 76458, Heartland Oil and Gas Corp., a Nevada corporation (“HOGC”), whose principal place of business is located at 1610 Industrial Drive, Paola, KS 66071, Canyon Creek Oil and Gas, Inc., a Nevada corporation (“Canyon”), whose principal place of business is located at 124 N. Church Street, Jacksboro, TX 76458, Catlin Oil and Gas, Inc., a Nevada corporation (“Catlin”), whose principal place of business is located at 124 N. Church Street, Jacksboro, TX 76458, Heartland Gas Gathering, LLC, a Kansas limited liability company (“HGG”), whose principal place of business is located at 1610 Industrial Drive, Paola, KS 66071, Heartland Oil and Gas Inc., a Nevada corporation (“Heartland Oil”), whose principal place of business is located at 1610 Industrial Drive, Paola, KS 66071, UPDA Operators, Inc., a Nevada corporation whose principal place of business is located at 124 N. Church St., Jacksboro, TX 76458 (“UPDAO”), Heartland International Oil Corp. a British Virgin Island Company (“Heartland International”), whose principal place of business is located at 12603 Southwest Freeway, Suite 285, Stafford, TX 77477, Aztec Well Services, Inc. (“Aztec”), a Nevada corporation whose principal place of business is located at 1610 Industrial Drive, Paola, KS 66071, Kamal Abdallah (“Abdallah”), a US citizen and resident of the state of Texas, whose primary residence is 8 Links Green, San Antonio, TX 78257, Christopher J. McCauley (“McCauley,” together with UPDA, HOGC, Canyon, Catlin, HGG, Heartland Oil, UPDAO, Heartland International, Aztec and Abdallah, the “UPDA Group”), a US citizen and resident of the state of Ohio, whose primary residence is 5408 Valley Pkwy., Brecksville, OH 44141 and Sheridan Asset Management, LLC, a Delaware limited liability company (the “Lender”), whose principal place of business is located at 1025 Westchester Avenue, Suite 31, White Plains, NY 10604.

W I T N E S S E T H:

       WHEREAS, Abdallah, UPDA and the Lender entered into a Subordination Agreement dated as of April 6, 2007 (the “Original Agreement”);

       WHEREAS, the Lender and certain members of the UPDA Group have entered into a Loan Agreement dated as of April 6, 2007, (as amended as of August 16, 2007, the “UPDA First Loan Agreement”) the indebtedness (the “UPDA First Loan”) pursuant to which is evidenced by the a Senior Secured Promissory Note due April 6, 2008 in the original aggregate principal amount of $3,635,000 (as amended, the “UPDA First Note”);

       WHEREAS, the Lender and the UPDA Group have entered into another Loan Agreement dated as of August 16, 2007, as the same may be modified or amended from time to time, the “UPDA Second Loan Agreement,” together with the UPDA First Loan Agreement, the “Loan Agreements”) the indebtedness (the “UPDA Second Loan”) pursuant to which shall be evidenced by the a Senior Secured Promissory Note due August 16, 2010 in the original aggregate principal amount of $3,250,000 (the “UPDA Second Note” and together with the UPDA First Note, the “Senior Notes”);

       WHEREAS, the parties wish to amend and restate the Original Agreement to provide that the all the claims, indebtedness and other obligations of each member of the UPDA Group to any other member of the UPDA Group (the “Subordinated Debt”) be subordinated to both the obligations under the UPDA First Note and the UPDA Second Note; and

       NOW, THEREFORE, in consideration of the premises, the Lender and the UPDA Group are entering into this Subordination Agreement in order to fully set forth the provisions by which all obligations or indebtedness of each member of the UPDA Group under or pursuant to the Subordinated Debt is subordinate and junior in right of payment, and as to any security interest in each other member of the UPDA Group’s assets, to all Superior Indebtedness (as hereinafter defined).

       1.     Subordination. The Subordinated Debt shall be subordinate and junior in right of payment, and as to any security interest in any member of the UPDA Group’s assets, to all Superior Indebtedness (as defined herein) to the extent provided in this Subordination Agreement.

       2.     Agreement to Subordinate. Unless and until the Superior Indebtedness shall have been paid in full, each of the UPDA Group hereby acknowledges and agrees that the indebtedness created by, and other obligations of any nature payable in respect of, the Subordinated Debt, including without limitation any renewals, rearrangements, or modifications thereof, are at all times, and in all respects, subordinate and junior in right of payment, and as to any security interest in any other member of the UPDA Group’s assets, to all Superior Indebtedness on the following terms and conditions:

                         (i)     Each of the UPDA Group postpones and subordinates the Subordinated Debt and any and all other indebtedness, now or hereafter existing from any member of the UPDA Group to any other member of the UPDA Group, including, but not limited to, all rights to receive payments, management fees or distributions, whether in cash or property or otherwise, to any and all obligation of any of the UPDA Group pursuant to the Superior Indebtedness. Each member of the UPDA Group agrees that, so long as a member of the UPDA Group is indebted in any way pursuant to the Superior Indebtedness, no member of the UPDA Group shall make any payment, whether in cash, property or otherwise, or grant any security interest, to any other members of the UPDA Group in respect of the Subordinated Debt. If any payment or distribution, whether in cash, property or otherwise, is made by any member of the UPDA Group in violation of this Section 2(i), the member of the UPDA Group in receipt of such payment shall hold such payment in trust for the holder of the Superior Indebtedness and pay it over to such holder, or its representative, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid.

                         (ii)     In the event of any proceedings relative to any member of the UPDA Group or its property under any Debtor Relief Laws (as defined below), or in the event of any voluntary or involuntary liquidation, winding up or dissolution of any member of the UPDA Group, or assignment for the benefit of creditors, the holder of Superior Indebtedness shall be entitled to receive payment in full of the Superior Indebtedness (including, without limitation, post-petition interest, regardless of whether such interest is allowable under Section 506 of the United States Bankruptcy Code) before any of the members of the UPDA Group are entitled to receive any payment or distribution (whether in cash, property or securities) on account of the Subordinated Debt and, in the event any such payment or distribution is made upon or in respect of the Subordinated Debt from and after the commencement of any such proceedings, liquidation, winding-up or dissolution, the member of UPDA Group in receipt of such payment shall hold such payment in trust for the holder of the Superior Indebtedness and pay it over to such holder, or its representative, on demand, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid.

                         (iii)     In the event of any dissolution, winding up, liquidation, or reorganization of any member of the UPDA Group under any Debtor Relief Law (as defined below) (whether voluntary or involuntary and whether in bankruptcy, insolvency, or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of such member of the UPDA Group or otherwise), each member of the UPDA Group, by its acceptance of this Subordination Agreement covenants and agrees as follows:

       (1)     all Superior Indebtedness shall first be paid in full before any payment or distribution is made in respect of any Subordinated Debt;

       (2)     any payment or distribution of assets of any member of the UPDA Group or from the estate created by the commencement of any such proceedings, whether in cash, property, or securities, to which any other member of the UPDA Group would be entitled in respect of the Subordinated Debt except for the provisions of this Section 2 (including any such payments or distributions which may be payable or deliverable by reason of the payment of any other indebtedness of any of the UPDA Group being subordinated to the payments due in respect of the Subordinated Debt), shall be paid or delivered by such member of the UPDA Group, as the case may be, or any receiver, trustee in bankruptcy, liquidation trustee, agent, or other person making such payment or distribution directly to the holder of Superior Indebtedness or its representative, to the extent necessary to pay in full all Superior Indebtedness remaining unpaid, before any payment or distribution is made to any of the members of the UPDA Group in respect of Subordinated Debt; and

       (3)     in the event that any payment or distribution of cash, property, or securities shall be received by any of the members of the UPDA Group in contravention of subsection (1) or (2) of this subsection (iii) (including any such payments or distributions which may be payable or deliverable by reason of the payment of any other indebtedness of any of the UPDA Group being subordinated to the payments due in respect of the Subordinated Debt), before all Superior Indebtedness is paid in full, such payment or distribution shall be segregated and held in trust for the benefit of, and shall be paid over to, the holder of such Superior Indebtedness or its representative, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid, after giving effect to any concurrent payment or distribution to the holder of Superior Indebtedness.

                         (iv)     The consolidation of any of the members of the UPDA Group with, or the merger of any of the members of the UPDA Group into, another corporation or the liquidation or dissolution of any of the members of the UPDA Group following the sale, conveyance or lease of all or substantially all of its property to another corporation shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this subsection (iv) if such other corporation shall, as a part of such consolidation, merger, sale, conveyance or lease, expressly assume in writing all of such UPDA Group member’s, as the case may be, obligations under this Subordination Agreement.

                         (v)     If a member of the UPDA Group or the Lender notifies another member of the UPDA Group that a Default or Event of Default (as defined in either the UPDA First Note or the UPDA Second Note) in respect of any Superior Indebtedness shall have occurred (whether as a consequence of a failure to make a payment or otherwise), such member of the UPDA Group shall not take or receive any payment or distribution (whether in cash, property or securities) upon or in respect of all or any part of the Subordinated Debt unless and until such Default or Event of Default shall have been fully cured or waived and, in the event that such member of the UPDA Group receives any such payment or distribution, it shall hold such payment or distribution in trust for the holder of Superior Indebtedness and pay it over to the holder or its representative, on demand.

                         (vi)     No member of the UPDA Group shall demand, sue for, take, or receive by set-off or otherwise, any payment, whether in cash, property or otherwise with respect to the Subordinated Debt. No member of the UPDA Group shall proceed against another member of the UPDA Group if such member fails to make any payments of the Subordinated Debt, and will take no action to levy, execute, seize, or otherwise acquire any assets or property of the member of the UPDA Group. Each of the UPDA Group specifically covenants and agrees that the position and security of the Lender with respect to all assets of each of the UPDA Group shall remain in all situations prior and superior to any rights of each of the UPDA Group in such assets or property.

                         (vii)     If and so long as (i) the payment of the principal in respect of the Senior Notes has not been accelerated by the holder thereof, and (ii) no Event of Default (as defined in either the UPDA First Note or the UPDA Second Note) shall then exist, no member of the UPDA Group shall demand, sue for, or commence (or join in the commencement of) any action or proceeding against another member of the UPDA Group under any Debtor Relief Laws unless and until the Superior Indebtedness shall have been paid in full.

                         (viii)     As used herein, “Superior Indebtedness” means the principal of, premium, if any, and interest on the Senior Notes, and all fees, expenses, reimbursements, indemnities, premiums and other amounts payable under the Transaction Documents.

                         (ix)     As used herein, “Transaction Documents” means the Loan Agreements, the Senior Notes, the Security Documents as defined under the UPDA First Loan Agreement, the Security Documents as defined under the UPDA Second Loan Agreement, the Registration Rights Agreement as defined under the UPDA Second Loan Agreement, the Registration Rights Agreement dated as of April 6, 2007 by and between UPDA and the Lender, the Warrant issued pursuant to the UPDA Second Loan and the Warrant issued pursuant to the UPDA First Loan , the Subordination Agreement as defined under the UPDA Second Loan Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder or required to be executed pursuant to the terms of any UPDA First Loan or UPDA Second Loan Transaction Document.

                         (x)     As used herein, “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other applicable federal and state liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

       3.     Proofs of Claim. Each of the UPDA Group undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim in order to prove and realize upon any rights or claims pertaining to the Subordinated Debt and to effectuate the full benefit of the subordination contained herein.

       4.     Further Rights. No right of the holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any member of the UPDA Group or by any act or failure to act by any such holder, or by any noncompliance by any member of the UPDA Group with the terms and provisions and covenants hereof, regardless of any knowledge thereof with which any such holder may have to be otherwise charged. The holder of Superior Indebtedness may extend, renew, modify, supplement or amend the terms of the Superior Indebtedness or any security therefor or guaranty thereof and release, sell, exchange or enforce such security or guaranty or elect any right or remedy, or delay in enforcing or release any right or remedy and otherwise deal freely with each member of the UPDA Group, all without notice to the other members of the UPDA Group and all without affecting the liabilities and obligations of any member of the UPDA Group under this Subordination Agreement. No member of the UPDA Group shall, so long as any Superior Indebtedness shall be outstanding, obtain a security interest in any property of another member of the UPDA Group in order to secure the payment of the Subordinated Debt.

       5.     Defaults. The failure to make any payment due by reason of any provision of this Subordination Agreement shall not be construed as preventing the occurrence of a default under such Subordinated Debt.

       6.     Obligations Not Impaired. The foregoing provisions are solely for the purpose of defining the relative rights of the holder of Superior Indebtedness on the one hand, and each of the UPDA Group on the other hand, and nothing therein shall between any of the UPDA Group and Lender, the obligation of any member of the UPDA Group to pay the Subordinated Debt it owes to any other Member of the UPDA Group in accordance with their terms; nor shall anything herein prevent any member of the UPDA Group from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the holder of Superior Indebtedness as herein provided for.

       7.     Assignment of Indebtedness, Agreement. No member of the UPDA Group shall assign or transfer any of the Subordinated Debt to any third party or any of its rights or obligations under this Subordination Agreement, without Lender’s prior written consent. Any such assignment or transfer shall be void ab initio.

       8.     Acceleration of Obligations. Should any member of the UPDA Group violate any term or condition of this Subordinated Agreement, such violation shall constitute an Event of Default under both the UPDA First Note and the UPDA Second Note, and Lender shall have the right to immediately and without notice to any member of the UPDA Group, accelerate the maturity of such Superior Indebtedness.

       9.     Legend on Instruments. Each member of the UPDA Group shall place a legend, in form and substance acceptable to Lender, referencing the subordination provided under this Subordination Agreement on any paper, document or instrument evidencing any of the Subordinated Debt.

       10.     Expenses. Should it be necessary for Lender to initiate legal action in order to enforce and protect its rights under this Subordination Agreement, the applicable member of the UPDA Group shall reimburse Lender for all costs and expenses incurred in respect to such action, including, but not limited to, reasonable attorney’s fees (which may include those allocable to Lender’s in-house counsel).

       11.     Governing Law. The validity, meaning and effect of this Subordination Agreement shall be determined in accordance with the laws of New York applicable to contracts made and to be performed within that state.

       12.     Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered, or shall be sent by certified or registered mail, return receipt requested, postage prepaid and addressed (i) if to any member of the UPDA Group, as set forth above, or to such other address as may have been furnished to the other parties to this Subordination Agreement by written notice, and (ii) if to the Lender, as set forth above, or to such other address as may have been furnished to the other parties to this Subordination Agreement by written notice.

       13.     Counterparts. This Subordination Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same document.

       14.     Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

       15.     Successors and Assigns. The provisions hereof shall be binding upon and shall inure to the benefit of the Lender and each of the members, and their respective heirs, legatees, successors and permitted assigns.

       16.     Amendments and Waivers. No amendment, modification, supplement, extension, termination or waiver of any provision hereof, and no approval or consent hereunder, shall be effective unless approved in writing by the UPDA Group and the Lender.

       17.     Severability. If any provision of this Subordination Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force or effect, but the illegality or unenforceability shall have no effect upon, and shall not impair the enforceability of, any other provision of this Subordination Agreement.

       18.     Attorney’s Fees. If any party shall commence a proceeding to enforce any provisions of this Subordination Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

[Signature Page Follows.]

       IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Subordination Agreement as of the date first above written.

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

By: __________________________________________ Name: Title:

CANYON CREEK OIL AND GAS CORP.

By: __________________________________________ Name: Title:

CAITLIN OIL & GAS, INC.

By: __________________________________________ Name: Title:

HEARTLAND OIL & GAS CORP.

By: __________________________________________ Name: Title:

HEARTLAND GAS GATHERING, LLC

By: __________________________________________ Name: Title:

HEARTLAND OIL & GAS, INC.

By: __________________________________________ Name: Title:

HEARTLAND INTERNATIONAL OIL CORP.

By: __________________________________________ Name: Title:

AZTEC WELL SERVICES, INC.

By: __________________________________________ Name: Title:

UPDA OPERATORS, INC.

By: __________________________________________ Name: Title:

KAMAL ABDALLAH

CHRISTOPHER J. MCCAULEY